UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LOWE’S COMPANIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/30/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report
To view this material, have the 12-digit Control # located on the following page available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 05/16/08.
To request material:      Internet: www.proxyvote.com      Telephone: 1-800-579-1639      **Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

1000 LOWE’S BOULEVARD
MAIL CODE: 5WIR
MOORESVILLE, NC 28117

LOWE’S COMPANIES, INC.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 12:00 A.M. Eastern Time on May 30, 2008. Have your notice in hand when you access the web site and follow the instructions.

Vote In Person

If you choose to attend the Annual Meeting and vote these shares in person, you will need to request a ballot to vote them. Even if you plan to attend the meeting, the Company recommends that you vote these shares by proxy prior to the meeting. You can always change your vote as described in the Proxy Statement.

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Meeting Type:	Annual	Meeting Location:	Ballantyne Resort
Meeting Date:	05/30/08		10000 Ballantyne Commons Parkway
Meeting Time:	10:00 A.M. Eastern Time		Charlotte, NC 28277
For holders as of: 03/28/08

The Ballantyne Resort is located at Exit 61 “Johnston Road” off I-485. More detailed directions to the meeting location are printed on the last page of the proxy statement or may be obtained by calling 1-866-248-4824.

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Voting items
Election of Directors - Lowe’s Board of Directors
recommends a vote FOR the listed nominees.

Nominees:
01)	Robert A. Ingram
02)	Robert L. Johnson
03)	Richard K. Lochridge
Proposals of Management - Lowe’s Board of Directors recommends a vote FOR Proposals 2 and 3.
2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm.

3.	To approve the amendments to Lowe’s Articles of Incorporation eliminating the classified structure of the Board of Directors.
Shareholder Proposals - Lowe’s Board of Directors recommends a vote AGAINST Proposals 4 and 5.
4.	Shareholder proposal regarding supermajority vote requirements.

5.	Shareholder proposal regarding executive compensation plan.

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